UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

PRIME GROUP REALTY TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1–13589	36–4173047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 13, 2007, Prime Group Realty Trust (the “Company”) announced its consolidated financial results for the third quarter ended September 30, 2007. The Press Release will be available on the Company’s Internet website (www.pgrt.com) and will also be available upon request as specified therein.

Copies of the Company’s third quarter ended September 30, 2007 earnings press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference. The information contained in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or into any proxy statement or other report filed by the Company under the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements

None

(b)	Exhibits:

Exhibit
No.	Description
99.1	Prime Group Realty Trust Third Quarter 2007 Earnings Press Release dated November 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

	By:	/s/ Jeffrey A. Patterson

Jeffrey A. Patterson
Dated: November 13, 2007		President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Prime Group Realty Trust Third Quarter 2007 Earnings Press Release dated November 13, 2007